Pareto Securities’ Offshore Vessel Forum March 19, 2014 Jeffrey M. Platt President & CEO Joseph M. Bennett EVP & Chief IRO Exhibit 99.1

FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company
notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
Phone: 504.568.1010 | Fax: 504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
Pareto Securities' Offshore Vessel Forum 2
TIDEWATER
601 Poydras Street, Suite 1500, New Orleans, LA 70130

•
Consistent goal of “Best in Class” safety and compliance culture
•
History of earnings growth and solid returns
•
Largest “NEW” OSV  fleet in the industry, operating in over
50 countries with ~8,000 employees worldwide
•
Solid balance sheet and ready liquidity allows us to
continue to act upon available opportunities, such as
recent Troms acquisition and new Subsea business
•
Challenged, yet still constructive fundamental backdrop for
OSV industry

Key Tidewater Takeaways
Pareto Securities' Offshore Vessel Forum

Operating safely offshore is like holding a snake by its head.

TOTAL RECORDABLE INCIDENT RATES
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
CALENDAR YEARS
TIDEWATER
DOW CHEMICAL
CHEVRON
EXXON/MOBIL

It's a task that can't be turned loose not for a microsecond or an accident will strike without pity.

4 Safety Record Rivals Leading Companies Pareto Securities' Offshore Vessel Forum • Safe Operations is Priority #1 • Stop Work Obligation • Safety performance is 25% of mgt. incentive comp

TIDEWATER
Working Rigs
450
400
350
300
250
200
150
100
50
0
Jackups
414
Floaters
254
Prior peak (summer 2008)
1/04 7/04 1/05 7/05 1/06 7/06 1/07 7/07 1/08 7/08 1/09 7/09 1/10 7/10 1/11 7/11 1/12 7/12 1/13 7/13 1/14

Source: ODS-Petrodata
Note: 44 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 712 in March 2014.

Working Offshore Rig Trends
Pareto Securities' Offshore Vessel Forum

Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
March
2014
Working Rigs
603 538 712
Rigs Under
Construction
186 118 236
OSV Global
Population
2,033 2,599 3,088
OSV’s Under
Construction
736 367 463
OSV/Rig Ratio
3.37 4.83 4.34

Drivers of our Business “Peak to Present”
Pareto Securities' Offshore Vessel Forum

Number of Vessels Built
(AHTS & PSV)
300
250
200
150
100
50
0
Vessels > 25 years old today
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010

Source: ODS-Petrodata and Tidewater
As of March 2014, there are approximately 463 additional AHTS and PSV’s (~15% of the global fleet) under construction.
Global fleet is estimated at 3,088 vessels, including ~700 vessels that are 25+ yrs old (25%).

The Worldwide OSV Fleet
(Includes AHTs and PSVs only) Estimated as of March 2014
Pareto Securities' Offshore Vessel Forum

Deepwater vessels
Towing Supply/Supply
Other vessels
244 "New" vessels – 6.0 avg yrs
25 "Traditional" vessels – 26.5 avg yrs
Number of Vessels
0
5
10
15
20
25
30
35
40
1970
1975
1980
1985
1990
1995
2000
2005
2010
Year Built

8 Tidewater’s Active Fleet As of December 31, 2013 Pareto Securities' Offshore Vessel Forum

400
300
200
100
0
219
174
133
75
69
67
5
Tidewater
Competitor #1
Competitor #2
Competitor #3
Competitor #4
Competitor # 5
Avg.
All Others (2,351 total vessels for 400+ owners)

Source: ODS-Petrodata and Tidewater 9 Vessel Population by Owner (AHTS and PSVs only) Estimated as of March 2014 Pareto Securities' Offshore Vessel Forum

MENA
45(17%)
Asia/Pac
23(8%)
SS Africa/Europe
135(50%)
Americas
66(25%)

In 3Q FY 2014, ~10% of vessel revenue was generated in the U.S. by ~ 17 vessels; however, <15 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM. In addition, Tidewater has currently under construction five additional U.S.-flagged deepwater PSVs.

Our Global Footprint – Vessel Count by Region
(Excludes stacked vessels –
as of 12/31/13)
Pareto Securities' Offshore Vessel Forum

Americas	New Vessels	Avg. NBV	Traditional Vessels
Deepwater	31	$19.9M	0
Towing Supply	14	$10.9M	8
Other	9	$3.6M	4
	54		12

MENA	New Vessels	Avg. NBV	Traditional Vessels
Deepwater	11	$16.6M	1
Towing Supply	31	$12.5M	0
Other	0	0	2
	42		3

SSAE	New Vessels	Avg. NBV	Traditional Vessels
Deepwater	37	$28.1M	0
Towing Supply	46	$12.5M	3
Other	42	$1.9M	7
	125		10

Asia/Pac	New Vessels	Avg. NBV	Traditional Vessels
Deepwater	8	$25.2M	0
Towing Supply	14	$11.9M	0
Other	1	$6.9M	0
	23		0

Our Global Footprint – Vessel Class by Region
(Excludes stacked vessels –
as of 12/31/13)
Pareto Securities' Offshore Vessel Forum
Vessel count info is as of 12/31/13, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV.
Average NBV of the total 25 Traditional vessels is $0.95M at 12/31/13.

TIDEWATER

Deepwater PSV
TIDEWATER

DWT	Current Fleet	CIP	Future Fleet
5,000-6,000	15	5	20
4,000-4,999	11	11	22
3,000-3,999	43	6	49
<3,000	6	0	6
	75	22	97

Deepwater AHTS

BHP	Current Fleet	CIP	Future Fleet
25,000+	6	0	6
13,500-16,500	6	0	6
	12	0	12

Towing Supply

BHP	Current Fleet	CIP	Future Fleet
7,000-10,000	36	6	42
3,000-6,999	69	0	69
	105	6	111

Vessel information is as of 12/31/13. CIP=Construction in Process.

Pareto Securities' Offshore Vessel Forum

12 A Broad Portfolio of New High Spec OSVs

Vessel Count (2)
Total Cost (2)
Average Cost
per Vessel
Deepwater PSVs 97 $2,725m $28.1m
Deepwater AHTSs 12 $387m $32.3m
Towing Supply/Supply 109 $1,617m $14.8m
Other 55 $277m $5.0m
TOTALS: 273 $5,006m
(1)
$18.3m
.
At 12/31/13, 244 new vessels were in our fleet with ~6.0 year average age
Vessel Commitments
Jan. ’00 – December ‘13
(1) ~$4.4b (88%) funded through 12/31/13
(2) Vessel count and total cost is net of 26 vessel dispositions ($243M of original cost)
(2) Vessel count and total cost is net of 25 vessel dispositions ($227m of original cost)

The Largest Modern OSV Fleet in the Industry
Pareto Securities' Offshore Vessel Forum

As of December 31, 2013
Cash & Cash Equivalents $114 million
Total Debt $1,464 million
Shareholders Equity $2,640 million
Net Debt / Net Capitalization 34%
Total Debt / Capitalization 36%
~$715 million of available liquidity as of 12/31/13, including $600 million of unused capacity under the company’s revolving credit facility.

Strong Financial Position Provides
Strategic Optionality
Pareto Securities' Offshore Vessel Forum

$800
$600
$400
$200
$0
Debt Maturity (in $millions)
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Fiscal Year

15 Debt Maturities Limited for Several Years Pareto Securities' Offshore Vessel Forum

Adjusted EPS**

Adjusted EPS **
$8.00
$6.00
$4.00
$2.00
$0.00
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
Fiscal 2009
Fiscal 2010
Fiscal 2011
Fiscal 2012
Fiscal 2013

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity      4.3%         7.2% 12.4% 18.9%       18.3% 19.5%       11.4%       5.0%
4.3%        5.9%

History of Earnings Growth & Solid
Through-Cycle Return
Pareto Securities' Offshore Vessel Forum

Americas
Asia/Pac
MENA
Sub Sah Africa/Eur.
Avg. Dayrate
$22,000
$18,000
$14,000
$10,000
$6,000
6/10
12/10
6/11
12/11
6/12
12/12
6/13
12/13
Avg. Utilization
100%
90%
80%
70%
60%
6/10
12/10
6/11
12/11
6/12
12/12
6/13
12/13

Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates. Utilization stats exclude stacked vessels.

Active Vessel Dayrates & Utilization by Segment
Pareto Securities' Offshore Vessel Forum

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
240
200
160
120
80
40
-
Q3 Fiscal 2014
Avg Day Rate: $29,092
Utilization: 82.7%
22 23 24 25 25 25 25 28 29 32 34 38 40 43 44 45 47 49 51 54 55 57 62 66 69 73 75
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08
FY09
FY10
FY11
FY12
FY13
FY14
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

$165 million, or 46%, of Vessel Revenue in Q3 Fiscal 2014 18 New Vessel Trends by Vessel Type Deepwater PSVs Pareto Securities' Offshore Vessel Forum

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$25,000
$20,000
$15,000
$10,000
$5,000
$0
250
200
150
100
50
-
Q3 Fiscal 2014
Avg Day Rate: $15,144
Utilization: 85.5%
39 40 43 46 47 49 51 54 57 59 61 63 68 78 81 83 85 88 93 99 101 101 102 103 103 103 104
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

$124 million, or 35%, of Vessel Revenue in Q3 Fiscal 2014 19 New Vessel Trends by Vessel Type Towing Supply/Supply Vessels Pareto Securities' Offshore Vessel Forum

Recent delivery of six work-class remotely operated vehicles (ROV) 20 Tidewater’s New Subsea Business Pareto Securities' Offshore Vessel Forum

•
Continue to improve upon stellar safety and compliance programs
•
Maintain solid balance sheet and financial flexibility to deal with industry uncertainties and seize opportunities when presented
•
Disciplined deployment of cash to expand vessel and ROV
fleet capabilities
•
Return capital to shareholders through dividends and
opportunistic share repurchases

Tidewater’s Future
Pareto Securities' Offshore Vessel Forum

Pareto Securities’ Offshore Vessel Forum March 19, 2014 Jeffrey M. Platt President & CEO Joseph M. Bennett EVP & Chief IRO

23 Appendix Pareto Securities' Offshore Vessel Forum

Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results

Financial Strategy Focused on Creating
Long-Term Shareholder Value
Pareto Securities' Offshore Vessel Forum

Count
Deepwater PSVs 22
Deepwater AHTSs -
Towing Supply/Supply 6
Other 1
Total 29
Vessels Under Construction*
As of December 31, 2013
Estimated delivery schedule – 1 for the remainder of FY ’14, 16 in FY ’15 and 12 thereafter.
CAPX of $93m for the remainder of FY ’14, $366m in FY ‘15  and $150m in FY ’16.

…and More to Come
Pareto Securities' Offshore Vessel Forum

$ in millions
CAPX
Dividend
Share Repurchase
$700
$600
$500
$400
$300
$200
$100
$0
CFFO
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Fiscal Year

Over a 14-year period, Tidewater has invested $4.6 billion in CapEx, and paid out ~$1.2 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were $3.8 billion and $749 million, respectively.

Fleet Renewal & Expansion Largely
Funded by CFFO
Pareto Securities' Offshore Vessel Forum

$500
$400
$300
$200
$100
$-
Millions
53.0%
46.7%
56.4%
47.7%
50.0%
38.0%
41.0%
36.9%
45.0%
42.0%
44.1%
40.8%
46.3%
45.2%
$300 million
$150 million
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Vessel Revenue ($)
Vessel Operating Margin ($)
Vessel Operating Margin (%)

Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $175.6M at 51.8%

Total Revenue and Margin
Fiscal 2008-2014
Pareto Securities' Offshore Vessel Forum

$200
$175
$150
$125
$100
$75
$50
$25
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY14
New
Traditional

70%
60%
50%
40%
30%
20%
10%
0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY14
Total
New

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$163 million Vessel Margin in Q3
FY2014 (98% from New Vessels)
Q3 FY2014 Vessel Margin: 45%

Cyclical Upturn should Drive Margin Expansion
Pareto Securities' Offshore Vessel Forum

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
240
200
160
120
80
40
-
Q3 Fiscal 2014
Avg Day Rate: $29,141
Utilization: 95.8%
5 5 5 5 5 5 5 5 6 8 9 9 11 11 11 11 11 11 11 11 11 11 11 11 11 11 12
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

$30 million, or 8%, of Vessel Revenue in Q3 Fiscal 2014 29 New Vessel Trends by Vessel Type Deepwater AHTS Pareto Securities' Offshore Vessel Forum

Super Majors
38%
NOC's
21%
Others
41%
Our top 10 customers in Fiscal 2013 (4 Super Majors, 2 NOC’s,
3 IOC’s and 1 independent) accounted for 58% of our revenue

Current Revenue Mix
Quality of Customer Base
Pareto Securities' Offshore Vessel Forum